SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 1, 2006

OAKMONT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-51423	20-2679740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Parkway, Suite 240, Bloomfield Hills, Michigan 48304

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code:     (248) 594-0693

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 3 to Current Report on Form 8-K/A is being filed to attach a letter from Goldstein Golub Kessler LLP (“GGK”), dated today’s date, which clarifies that GGK agrees with the statements concerning GGK in Amendment Nos. 1 and 2 to the Form 8-K (which are the same), which were filed on May 5, 2006 and May 10, 2006, respectively. The original letter from GGK, which was filed with the original Form 8-K on May 4, 2006 and re-filed with Amendment No. 2, did not refer to the specific date of the Form 8-K filing in which the statements concerning GGK were contained.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.2 Letter of GGK, dated May 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKMONT ACQUISITION CORP. a Delaware corporation (Registrant)

Date: May 11, 2006	By:	/s/ Michael C. Azar
Michael C. Azar President (Principal Executive Officer) of Oakmont Acquisition Corp.

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